EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; 15yr; Investor; conforming; No 10yr; '; High
================================================================================


--------------------------------------------------------------------------------
Pool Summary                      COUNT                 UPB                   %
--------------------------------------------------------------------------------
Conforming                          406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $40,370,169.41
Data as of Date: 2004-06-01
GROSS WAC: 5.6902%
NET WAC: 5.431%
% SF/PUD: 52.60%
% FULL/ALT: 76.62%
% CASHOUT: 42.59%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.84%
% FICO > 679: 78.17%
% NO FICO: 0.85%
WA FICO: 710
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.55%
CALIFORNIA %: 17.85%
Latest Maturity Date: 20190601
Loans with Prepay Penalties: 0.55%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                      COUNT                 UPB                   %
--------------------------------------------------------------------------------
15 YR FXD                           406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                  COUNT                 UPB                   %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                   70      $ 2,353,362.00                5.83%
$50,000.01 - $100,000.00            173       11,614,030.00               28.77
$100,000.01 - $150,000.00            80        9,095,187.00               22.53
$150,000.01 - $200,000.00            40        6,580,350.00               16.30
$200,000.01 - $250,000.00            22        4,614,741.00               11.43
$250,000.01 - $300,000.00            11        2,850,470.00                7.06
$300,000.01 - $350,000.00             9        2,856,401.00                7.08
$400,000.01 - $450,000.00             1          405,629.00                1.00
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: $11,700.00
Maximum: $416,000.00
Average: $107,774.65
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                    COUNT                 UPB                   %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                   97      $ 3,564,796.00                8.83%
$50,000.01 - $100,000.00            161       11,723,695.00               29.04
$100,000.01 - $150,000.00            75        9,134,786.00               22.63
$150,000.01 - $200,000.00            36        6,309,582.00               15.63
$200,000.01 - $250,000.00            19        4,172,802.00               10.34
$250,000.01 - $300,000.00             8        2,202,478.00                5.46
$300,000.01 - $350,000.00             9        2,856,401.00                7.08
$400,000.01 - $450,000.00             1          405,629.00                1.00
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                        COUNT                 UPB                   %
--------------------------------------------------------------------------------
5.251% - 5.500%                     171      $20,226,801.00               50.10%
5.501% - 5.750%                     130       11,844,654.00               29.34
5.751% - 6.000%                      55        4,278,928.00               10.60
6.001% - 6.250%                      13          636,978.00                1.58
6.251% - 6.500%                       7          668,257.00                1.66
6.501% - 6.750%                       6          628,996.00                1.56
6.751% - 7.000%                       8          959,730.00                2.38
7.001% - 7.250%                      11          870,223.00                2.16
7.251% - 7.500%                       2           78,454.00                0.19
7.501% - 7.750%                       2          163,810.00                0.41
7.751% - 8.000%                       1           13,337.00                0.03
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.875%
Weighted Average:     5.690%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Rate                          COUNT                 UPB                   %
--------------------------------------------------------------------------------
5.001% - 5.250%                     171      $20,226,801.00               50.10%
5.251% - 5.500%                     130       11,844,654.00               29.34
5.501% - 5.750%                      55        4,278,928.00               10.60
5.751% - 6.000%                      13          636,978.00                1.58
6.001% - 6.250%                       7          668,257.00                1.66
6.251% - 6.500%                      12        1,529,115.00                3.79
6.501% - 6.750%                       5          433,347.00                1.07
6.751% - 7.000%                      10          574,942.00                1.42
7.001% - 7.250%                       1           17,980.00                0.04
7.251% - 7.500%                       2          159,166.00                0.39
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.500%
Weighted Average:     5.431%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity         COUNT                 UPB                    %
--------------------------------------------------------------------------------
121 - 180                           406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average:     180
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term to
Stated Maturity                   COUNT                 UPB                   %
--------------------------------------------------------------------------------
121 - 180                           406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 155
Maximum: 180
Weighted Average:     179
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 14:03                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; 15yr; Investor; conforming; No 10yr; '; High
================================================================================


--------------------------------------------------------------------------------
Seasoning                         COUNT                 UPB                   %
--------------------------------------------------------------------------------
<= 0                                112      $13,885,068.00               34.39%
1 - 1                               216       18,998,568.00               47.06
2 - 2                                44        4,398,657.00               10.90
3 - 3                                11          950,354.00                2.35
4 - 4                                 8          739,797.00                1.83
5 - 5                                 7          448,621.00                1.11
6 - 6                                 7          748,240.00                1.85
7 - 12                                1          200,864.00                0.50
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum:      0
Maximum:      8
Weighted Average:     1
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                       COUNT                 UPB                   %
--------------------------------------------------------------------------------
0 - 0                                 3      $   344,696.00                0.85%
550 - 559                             1          120,909.00                0.30
590 - 599                             1          136,997.00                0.34
610 - 619                             4          179,745.00                0.45
620 - 629                             7          726,758.00                1.80
630 - 639                             9          803,297.00                1.99
640 - 649                             9          765,575.00                1.90
650 - 659                            25        2,090,380.00                5.18
660 - 669                            24        1,833,304.00                4.54
670 - 679                            16        1,811,698.00                4.49
680 - 689                            36        3,461,202.00                8.57
690 - 699                            41        4,587,436.00               11.36
700 - 709                            54        5,675,853.00               14.06
710 - 719                            36        3,507,879.00                8.69
720 - 729                            22        2,345,259.00                5.81
730 - 739                            18        1,472,886.00                3.65
740 - 749                            21        1,933,077.00                4.79
750 - 759                            17        2,540,538.00                6.29
760 - 769                            19        2,130,429.00                5.28
770 - 779                            16        1,530,160.00                3.79
780 - 789                            17        1,411,977.00                3.50
790 - 799                             6          694,861.00                1.72
800 - 809                             3          226,056.00                0.56
820 - 829                             1           39,200.00                0.10
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 820
Weighted Average: 710
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio               COUNT                 UPB                   %
-------------------------------------------------------------------------------
5.001% - 10.000%                      1      $    58,504.00                0.14%
10.001% - 15.000%                     1           68,255.00                0.17
20.001% - 25.000%                     3          390,892.00                0.97
25.001% - 30.000%                    10          989,199.00                2.45
30.001% - 35.000%                    13        1,678,901.00                4.16
35.001% - 40.000%                     6          669,763.00                1.66
40.001% - 45.000%                     9        1,139,218.00                2.82
45.001% - 50.000%                    12        1,777,044.00                4.40
50.001% - 55.000%                    18        1,512,893.00                3.75
55.001% - 60.000%                    21        2,584,509.00                6.40
60.001% - 65.000%                    30        3,151,471.00                7.81
65.001% - 70.000%                    76        8,785,611.00               21.76
70.001% - 75.000%                    71        6,364,551.00               15.77
75.001% - 80.000%                    97        9,167,947.00               22.71
80.001% - 85.000%                     7          479,524.00                1.19
85.001% - 90.000%                    31        1,551,888.00                3.84
-------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
-------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 90.00%
Weighted Average:     65.84%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Combined Loan To Value Ratio      COUNT                 UPB                   %
--------------------------------------------------------------------------------
5.001% - 10.000%                      1      $    58,504.00                0.14%
10.001% - 15.000%                     1           68,255.00                0.17
20.001% - 25.000%                     3          390,892.00                0.97
25.001% - 30.000%                    10          989,199.00                2.45
30.001% - 35.000%                    12        1,622,298.00                4.02
35.001% - 40.000%                     6          669,763.00                1.66
40.001% - 45.000%                     9        1,139,218.00                2.82
45.001% - 50.000%                    12        1,777,044.00                4.40
50.001% - 55.000%                    18        1,512,893.00                3.75
55.001% - 60.000%                    21        2,584,509.00                6.40
60.001% - 65.000%                    30        3,151,471.00                7.81
65.001% - 70.000%                    76        8,785,611.00               21.76
70.001% - 75.000%                    71        6,364,551.00               15.77
75.001% - 80.000%                    97        9,167,947.00               22.71
80.001% - 85.000%                     8          536,127.00                1.33
85.001% - 90.000%                    31        1,551,888.00                3.84
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 90.00%
Weighted Average: 65.91%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 14:03                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; 15yr; Investor; conforming; No 10yr; '; High
================================================================================


--------------------------------------------------------------------------------
DTI                                COUNT         UPB              %
--------------------------------------------------------------------------------
<= 0.000%                          285           $28,723,661.00   71.15%
11.001% - 16.000%                  8             589,882.00       1.46
16.001% - 21.000%                  10            831,323.00       2.06
21.001% - 26.000%                  7             518,178.00       1.28
26.001% - 31.000%                  17            1,365,915.00     3.38
31.001% - 36.000%                  23            2,322,495.00     5.75
36.001% - 41.000%                  24            2,453,166.00     6.08
41.001% - 46.000%                  16            1,719,241.00     4.26
46.001% - 51.000%                  6             607,713.00       1.51
51.001% - 56.000%                  3             407,900.00       1.01
56.001% - 61.000%                  2             452,500.00       1.12
61.001% - 66.000%                  2             106,200.00       0.26
66.001% - 71.000%                  2             147,646.00       0.37
86.001% - 91.000%                  1             124,350.00       0.31
--------------------------------------------------------------------------------
Total:                             406           $40,370,169.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 90.690%
Weighted Average:     36.887%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration          COUNT                 UPB                   %
--------------------------------------------------------------------------------
CA                                   49      $ 7,207,015.00               17.85%
VA                                   28        3,303,239.00                8.18
IL                                   21        2,703,686.00                6.70
NY                                   22        2,574,228.00                6.38
FL                                   32        2,389,435.00                5.92
NJ                                   15        2,303,283.00                5.71
TX                                   30        1,903,010.00                4.71
MA                                    7        1,693,404.00                4.19
PA                                   23        1,309,751.00                3.24
UT                                   10        1,302,141.00                3.23
MD                                   11        1,213,234.00                3.01
GA                                   15        1,029,581.00                2.55
MO                                   15          988,531.00                2.45
OH                                    9          770,971.00                1.91
RI                                    4          768,138.00                1.90
WA                                    7          751,715.00                1.86
AZ                                    7          735,174.00                1.82
OK                                   11          626,385.00                1.55
IN                                    9          604,888.00                1.50
CO                                    5          602,740.00                1.49
NC                                    9          557,848.00                1.38
HI                                    5          530,882.00                1.32
KY                                    8          523,408.00                1.30
NV                                    3          486,483.00                1.21
LA                                    7          433,991.00                1.08
MN                                    5          420,288.00                1.04
WI                                    3          403,095.00                1.00
KS                                    4          284,098.00                0.70
NE                                    2          233,128.00                0.58
NM                                    4          213,590.00                0.53
AL                                    3          198,500.00                0.49
SC                                    4          166,790.00                0.41
MI                                    3          163,595.00                0.41
TN                                    4          158,615.00                0.39
IA                                    3          157,091.00                0.39
OR                                    2          127,578.00                0.32
MT                                    1          106,527.00                0.26
DE                                    1           95,468.00                0.24
VT                                    1           72,935.00                0.18
MS                                    1           72,795.00                0.18
WV                                    1           68,568.00                0.17
DC                                    1           64,521.00                0.16
NH                                    1           49,826.00                0.12
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                    COUNT                 UPB                   %
--------------------------------------------------------------------------------
States Not CA                       357      $33,163,154.00               82.15%
South CA                             32        5,062,547.00               12.54
North CA                             17        2,144,468.00                5.31
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration            COUNT                 UPB                   %
--------------------------------------------------------------------------------
84321                                 7      $ 1,068,902.00                2.65%
02907                                 2          480,064.00                1.19
20852                                 2          413,831.00                1.03
91755                                 1          405,629.00                1.00
23451                                 2          374,812.00                0.93
Other                               392       37,626,931.00               93.20
--------------------------------------------------------------------------------
Total:                              406      $40,370,169.00              100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 14:03                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; 15yr; Investor; conforming; No 10yr; '; High
================================================================================


--------------------------------------------------------------------------------
Loan Purpose                      COUNT                  UPB                  %
--------------------------------------------------------------------------------
Cash Out Refi                       161       $17,192,349.00              42.59%
Rate & Term Refi                    146        14,884,913.00              36.87
Purchase                             99         8,292,907.00              20.54
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Cashout Indicator                 COUNT                  UPB                  %
--------------------------------------------------------------------------------
No                                   65       $ 6,131,376.00              15.19%
Not Provided                        311        31,324,631.00              77.59
Yes                                  30         2,914,163.00               7.22
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                     COUNT                  UPB                  %
--------------------------------------------------------------------------------
Full                                225       $19,381,780.00              48.01%
Alternate                            77        11,549,427.00              28.61
Income Only                          47         4,460,056.00              11.05
No Doc                               33         2,781,908.00               6.89
1 Paystub/Assets Verified            16         1,387,961.00               3.44
Asset Only                            2           288,888.00               0.72
No Income No Asset                    2           223,800.00               0.55
Employment Verification Only          3           223,600.00               0.55
Stated Income Full Asset              1            72,750.00               0.18
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                     COUNT                  UPB                  %
--------------------------------------------------------------------------------
Single Family                       242       $19,803,369.00              49.05%
Two Family                           60         7,658,291.00              18.97
Four Family                          29         4,763,021.00              11.80
Condomimium                          25         2,556,055.00               6.33
Three Family                         14         1,978,530.00               4.90
Low Rise Condo (2-4 floors)           8         1,417,679.00               3.51
Pud                                  20         1,274,041.00               3.16
Townhouse                             4           446,533.00               1.11
High Rise Condo (gt 8 floors)         2           315,901.00               0.78
Single Family Attached                1           124,350.00               0.31
Pud Attached                          1            32,400.00               0.08
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                         COUNT                  UPB                  %
--------------------------------------------------------------------------------
Investor Occupied                   406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty (Months)       COUNT                  UPB                  %
--------------------------------------------------------------------------------
0.000                               404       $40,146,369.00              99.45%
60.000                                2           223,800.00               0.55
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------
wa Term: 0.333
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                      COUNT                  UPB                  %
Not a Balloon Loan                  406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Position                     COUNT                  UPB                  %
--------------------------------------------------------------------------------
1                                   406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                     COUNT                  UPB                  %
--------------------------------------------------------------------------------
AMIC                                  2       $   177,036.00               0.44%
Amerin                                2            58,548.00               0.15
Assumed PMI Coverage                  1            36,278.00               0.09
GEMICO                                7           390,148.00               0.97
MGIC                                  2            88,895.00               0.22
PMI Mortgage Insurance               12           801,432.00               1.99
Radian Guaranty                       1            32,470.00               0.08
Republic Mortgage Insurance           6           292,876.00               0.73
Triad Guaranty Insurance Co.          2            34,761.00               0.09
United Guaranty                       3           118,968.00               0.29
LTV <=80                            368        38,338,757.00              94.97
--------------------------------------------------------------------------------
Total:                              406       $40,370,169.00             100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:                                                          0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 14:03                    Page 4 of 4